To Our Shareholders:

Thank you for investing in The Michigan Heritage Fund. We believe the 32 stocks that make up the Fund's portfolio as of December 31, 1997 provide a strong group of core holdings for our shareholders. We will continue to look for innovative new Michigan companies to add to our portfolio as well as established Michigan companies going through dynamic changes.

                                   The Markets

The stock market's bull run continued in 1997 with the S&P 500, Dow Jones Industrial Average and Bloomberg Michigan Index all posting exceptional returns. There have been a few stumbles however, in world markets since the Fund commenced operations in July. In August, several widely-held companies announced earnings disappointments and, in October, currency devaluations in southeast Asia rumbled through markets worldwide. The U.S. market rebounded after each period of distress, as the underlying strength of the economy supported a continued advance in stock prices. Despite fallout from Asian markets, there are many reasons to believe strong stock performance will continue. Fundamental indicators of the U.S. economy's health remain solid, providing an environment for Michigan companies to maintain strong profit growth. Michigan's economy also continued advancing on a torrid pace. The State's unemployment levels were the lowest in decades while Michigan continued to attract new businesses, ranking first in the nation in new office and industrial development in 1997.

While we avoid analyzing and forecasting the overall stock market and prefer to focus on the fundamental attributes of Michigan companies, we see nothing on the horizon to change the long-term upward march of U.S. stocks. The next two decades will continue to prove the benefits of owning a diversified portfolio of equities.

                      The Michigan Heritage Fund Portfolio

We believe the Fund portfolio gives our shareholders a diverse mix of outstanding small and large Michigan companies. What kind of stocks do we own? Small firms like Neogen, Capitol Bancorp, Franklin Bank, Cade Industries and Penske Motorsports are small and nimble enough to be leaders in their niche markets and are experiencing strong growth. Larger, "old-line industrial" companies like SPX, in Muskegon, and Herman Miller, in Zeeland, are being reinvigorated and recreated by new management with a new vision.

Another group of stocks, CMS Energy, MCN Energy, Borders Group and Williams Companies are following a growth pattern we look for often when searching for good investments. They are using cash flow from mature businesses to invest in growth businesses in their special area of expertise. MCN Energy and CMS Energy are maintaining strong operations in regulated gas and electricity markets but are investing new assets in unregulated areas like oil and gas production, transportation, and trading, as well as international energy production. Borders Group owns and operates Waldenbooks but puts most of its new cash and capital into opening new Borders Books stores. Williams Companies owns miles and miles of gas pipelines and large regulated energy operations, but has used its cash flow to create a large communications company by stringing fiber-optic cable through the pipelines.

We close this report, very confident in the long-term profitability of equities in general and Michigan stocks in particular. We believe the Fund's portfolio is well positioned to endure the ups and downs of the stock market and help you achieve your financial goals.

C. David Dickinson
Portfolio Manager


NOTE: The views expressed in this report reflect those of the Portfolio Manager, only through the end of the period of this report as stated on the cover. The Manager's views are subject to change at any time based on market and other conditions.

                          INDEPENDENT AUDITOR'S REPORT



To the Shareholders and
Board of Trustees of the
  Michigan Heritage Fund

     We have audited the accompanying statement of assets and liabilities assets of The Michigan Heritage Fund including the schedule of investments as of December 31, 1997, and the related statements of operations, and the financial highlights for the period July 27, 1997 (commencement of investment operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In  our  opinion,  the  financial  statements,   schedule,   and  financial
highlights referred to above present fairly, in all material respects, the financial position of The Michigan Heritage Fund as of December 31, 1997, the results of its operations and the changes in net assets, and the financial highlights for the period July 27, 1997 (commencement of investment operations) to December 31, 1997, in conformity with generally accepted accounting principles.





Abington, Pennsylvania
February 13, 1998                                   Certified Public Accountants

                           THE MICHIGAN HERITAGE FUND
                           --------------------------
                             Schedule of Investments
                             -----------------------
                                December 31, 1997
                                -----------------

COMMON STOCKS                                       Shares                Value
                                                   --------              -------

BASIC INDUSTRIES (4.7%)
-----------------------
Dow Chemical Co.                                       85               $  8,628
     Rouge Industries, Inc. Cl A*                     470                  5,699
                                                                        --------
                                                                          14,327
                                                                        --------
HEALTH CARE (14.8%)
-------------------
     Novartis A.G., ADR*                              100                  8,125
     Pharmacia & Upjohn, Inc.*                        220                  8,058
     Perrigo Co.*                                     985                 13,174
     Neogen Corp.*                                    700                  7,963
     Stryker Corp.                                    200                  7,450
                                                                        --------
                                                                          44,770
                                                                        --------
MANUFACTURING (24.1%)
---------------------
     Whirlpool Corp.                                  125                  6,875
     Ford Motor Co.                                   170                  8,277
     General Motors Corp.                             120                  7,275
     Gentex Corp.*                                    320                  8,600
     SPX Corp.*                                       134                  9,246
     Champion Enterprises, Inc.*                      420                  8,636
     Phillip Morris Cos., Inc.                        180                  8,156
     United Technologies Corp.                         97                  7,063
     Raytheon Co.*                                      8                    378
     Masco Corp.                                      175                  8,903
                                                                        --------
                                                                          73,409
                                                                        --------
TECHNOLOGY (5.4%)
-----------------
     Intel Corp.*                                     105                  7,376
     Perceptron Inc.*                                 420                  9,083
                                                                        --------
                                                                          16,459
                                                                        --------
ENERGY (12.4%)
--------------
     Williams Cos., Inc.                              330                  9,364
     Ultramar Diamond Shamrock Corp.*                 250                  7,969
     CMS Energy Corp.                                 220                  9,694
     MCN Energy Group, Inc.                           260                 10,498
                                                                        --------
                                                                          37,525
                                                                        --------

                       See notes to financial statements.

                           THE MICHIGAN HERITAGE FUND
                           --------------------------
                             Schedule of Investments
                             -----------------------
                                December 31, 1997
                                -----------------

COMMON STOCKS (CONTINUED)                           Shares                Value
                                                   --------              -------

FINANCIAL (9.6%)
----------------
     Capitol Bancorp Ltd.                             385                 11,839
     Old Kent Financial Corp.                         240                  9,510
     Taubman Centers, Inc.                            600                  7,800
                                                                        --------
                                                                          29,149
SERVICES (15.7%)
----------------
     LCI International Inc.*                          307                  9,440
     Worldcom, Inc.*                                  225                  6,806
     Kelly Services Inc. Cl A                         210                  6,300
     Arbor Drugs Inc.                                 450                  8,325
     Borders Group, Inc.*                             283                  8,861
     Dayton Hudson Corp.*                             115                  7,763
                                                                        --------
                                                                          47,495
LEISURE/AMUSEMENT (4.3%)
------------------------
     Penske Motorsports Inc.*                         525                 13,059
                                                                        --------

           Total Common Stocks (91.0%)                                   276,193
               (Cost $270,133)

           Other assets - Net (9.0%)                                      26,844
                                                                        --------

           NET ASSETS (100%)                                            $303,037
                                                                        ========

*  Non - Income Producing.

                       See notes to financial statements.

                           THE MICHIGAN HERITAGE FUND
                           --------------------------
                       Statement of Assets and Liabilities
                       -----------------------------------
                                December 31, 1997
                                -----------------


ASSETS
Investment in securities, at current value (cost $270,130)            $ 276,190
Cash                                                                     29,579
Receivables:
  Dividends                                                                 336
  Due from Advisor                                                       17,614
  Prepaid insurance                                                         310
                                                                      ---------

           Total assets                                                 324,029

LIABILITIES
Accounts payable and accrued expenses                                    20,992
                                                                      ---------

          Total liabilities                                              20,992
                                                                      ---------

NET ASSETS                                                            $ 303,037
                                                                      =========

Net assets consist of:
   Paid-in capital                                                    $ 298,290
   Accumulated net realized gain from investments                            10
   Net unrealized appreciation on investments                             6,060
   Accumulated net investment loss                                       (1,324)
                                                                      ---------

          NET ASSETS (for 29,880 shares outstanding)                  $ 303,037
                                                                      =========

NET ASSET VALUE PER SHARE                                             $   10.14
                                                                      =========

                       See notes to financial statements.

                           THE MICHIGAN HERIGATE FUND
                           --------------------------
                             Statement of Operations
                             -----------------------
     For the period July 27, 1997 (commencement of investment operations) to
     -----------------------------------------------------------------------
                                December 31, 1997
                                -----------------


INVESTMENT INCOME
     Dividend income                                                   $  1,116
     Interest Income                                                        639
                                                                       --------

          Total Income                                                    1,754
                                                                       --------

EXPENSES
     Investment advisory fees (Note 2)                                      854
     Administrative fees                                                 18,804
     Accounting service fees                                              9,402
     Transfer agent fees                                                  7,694
     Registration fees                                                      749
     Custodian fees                                                       1,538
     Legal fees                                                           2,137
     Audit fees                                                           5,199
     Trustees' fees and expenses                                            157
     12 B-1 Fees                                                            213
     Insurance expense                                                        8
     Miscellaneous                                                        1,992
                                                                       --------

          Total expenses before reimbursement                            48,747
          Expense reimbursement by advisor (Note 2)                     (45,669)
                                                                       --------

            Net expenses                                                  3,078
                                                                       --------

NET INVESTMENT INCOME                                                    (1,324)
                                                                       --------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
            Net realized gain on investments                                 10
            Net change in unrealized appreciation of investments          6,060
                                                                       --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                           6,070
                                                                       --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $  4,746
                                                                       ========


                       See notes to financial statements.

                           THE MICHIGAN HERITAGE FUND
                           --------------------------
                       Statement of Changes in Net Assets
                       ----------------------------------
          For the period July 27, 1997 (commencement of operations) to
          ------------------------------------------------------------
                                December 31, 1997
                                -----------------


INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

      Net investment loss                                  $  (1,324)
      Net realized gain from investments                          10
      Net change in unrealized appreciation
          of investments                                       6,061
                                                           ---------

              Net increase in net assets resulting
                  from operations                              4,747
                                                           ---------

      From capital share transactions*                       298,290
                                                           ---------

Net increase in net assets                                   303,037
Net assets at beginning of period                                 --
                                                           ---------

Net assets at end of period                                $ 303,037
                                                           =========





*  Analysis of fund share transactions
                                                 Shares                  Amount
                                                 ------                 --------

      Share Sold                                 29,880                 $298,290
      Reinvestment of dividends                      --                       --
      Shares Redeemed                                --                       --
                                                 ------                 --------

           Net increase                          29,880                 $298,290
                                                 ======                 ========


                       See notes to financial statements.

                           THE MICHIGAN HERITAGE FUND
                           --------------------------
                              Financial Highlights
                              --------------------
  (Selected data for a share of capital stock outstanding through each period)
  ----------------------------------------------------------------------------

                                                                 For the period
                                                                 July 27, 1997
                                                                 (commencement
                                                                 of Investment
                                                                 operations) to
                                                                  December 31,
                                                                      1997
                                                                 --------------

Net asset value, beginning of period                                 $ 10.00
                                                                     -------

Income from investment operations:
      Net investment income                                             (.04)
      Net realized and unrealized gain
         on investments                                                 0.18
                                                                     -------

Total from investment operations                                        0.14
                                                                     -------


Less Distributions to shareholders:
     Net realized gain on investments sold                                --
                                                                     -------

Total distributions                                                       --
                                                                     -------

Net asset value, end of period                                       $ 10.14
                                                                     =======

Total investment return                                                 1.40%


Ratios/Supplemental Data:
     Net assets, end of period (000's)                               $   303
     Ratio of expenses to average net assets**                          2.18%*
     Ratio of net investment income to average net assets**            -0.94%*
     Portfolio turnover rate                                            0.00%


 *   Ratios for period of less than one year are annualized.
** Net investment income is net of expenses reimbursements and fee waivers $1.52 share Had such reimbursements not been made, the annualized expense ratio would have been 34.48% and the annualized net investment income ratio would have been (35.73%).


                       See notes to financial statements.

                           THE MICHIGAN HERTIAGE FUND
                           --------------------------
                          Notes to Financial Statements
                          -----------------------------
                                December 31, 1997
                                -----------------


1.   ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

     Organization: The Michigan Heritage Fund is a newly organized, diversified investment company that consists of one portfolio (the "Fund") and is a series of The Declaration Fund, a Pennsylvania business trust. The Fund is registered under the Investment Company Act of 1940. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles for regulated investment companies.

     The following is a summary of accounting policies followed by the Fund.

     Security Valuation: Securities are valued at the last reported sales price, in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision of the Company's Board of Trustees in accordance with methods have been authorized by the Board. Short term debt obligations with with maturities of 60 days or less are valued at amortized cost which approximates market value.

     Security Transactions and Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost bases. Dividend income is recorded on the ex-dividend date Interest income is determined on the accrual basis. Discount on fixed income securities is amortized.

     Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

     Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.   MANAGEMENT FEE

     Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund investment management services and be responsible for the day to day operations of the fund. The Advisor will receive a fee, for the performance of its services at an annual rate of 1% of the average daily net assets. The fee will be accrued daily and paid monthly. The Advisor had agreed to limit the Fund's expenses to 3.50% of the Fund's average daily net assets. The actual expense ratio for the period ended December 31, 1997 was 2.18%. The Advisor reimbursed the Fund and waived fees and expenses totaling $45,669 for the period ended December 31, 1997.

                           THE MICHIGAN HERTIAGE FUND
                           --------------------------
                          Notes to Financial Statements
                          -----------------------------
                                December 31, 1997
                                -----------------


3.   INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities   (excluding  short-term
     securities) for the period ended December 31, 1997 were $270,130 and $0, respectively.

     At December 31, 1997 net  unrealized  appreciation  for Federal  income tax purposes aggregated $6,060 of which $20,444 related to unrealized appreciation and $14,384 related to unrealized depreciation. The cost of investments at December 31, 1997 for Federal income tax purposes was $270,130.